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                                  Exhibit 10.2
                        Agreement to Lease Real Property
                          including assignement to Bank

                       THIS FORM HAS BEEN APPROVED BY THE
                     FLORIDA ASSOCIATION OF REALTORS(R) AND
                                THE FLORIDA BAR.

         Contract for Sale and Purchase
         FLORIDA ASSOCIATION OF REALTORS(R) AND THE FLORIDA BAR.


PARTIES:  ________INTERSTATE SUPPLY, INC.___________________________ ("Seller"),

of __________________________________________________ (Phone) _________________,

and  ______PSB BANCGROUP, INC._______________________________________ ("Buyer"),

of __________________________________________________ (Phone) _________________,
hereby agree that Seller shall sell and Buyer shall buy the following described Real Property and Personal Property (collective "Property") upon the following terms and conditions, which include Standards for Real Estate Transactions ("Standard(s)") on the reverse side hereof or attached heretoi and riders and addenda to this Contract for Sale and Purchase ("Contract").

I.     DESCRIPTION:

       (a) Legal  description of the Real Property  located in Columbia  County,
       Florida: A portion of Lots 25 & 26 of Moodie's Addition as described in Schedule "A" attached.

       (b) Street address, city, zip, of the Property is:  South 1st Street

       (c) Personal Property:  None


II.    PURCHASE PRICE:  ............................................$ 170,000.00
       PAYMENT:

       (a) Deposit held in escrow by Terry McDavid in the amount of....$5,000.00

       (b) Additional escrow deposit to be made within ____ days after Effective Date (as defined in Paragraph III) in the amount of $ ___________________

       (c) Subject to AND assumption of existing mortgage in good standing in favor of ______________________ having an approximate present principal balance of........$ ___________

       (d)  Purchase  money  mortage  and note to Seller (see  addendum)  in the amount of ...........$ ________

       (e) Other:  ___________________________________$ _______________________

       (f) Balance to close by U.S. cash, LOCALLY DRAWN certified or cashier's check or third-party loan, subject to adjustments or prorations
                                                                     $165,000.00

III. TIME FOR ACCEPTANCE OF OFFER: EFFECTIVE DATE; FACSIMILE: If this offer is not executed by and delivered to all parties OR FACT OF EXECUTION communicated in writing between the parties on or before _____ 11-10-97 __________, the deposit(s) will, at Buyer's option, be returned and this offer withdrawn. The date of Contract ("Effective Date") will be the date when the last one of the Buyer and Seller has signed this offer. A facsimile copy of this Contract and any signatures thereon shall be considered for all purposes as originals.

IV.    FINANCING:

       (a) If the Purchase Price or any part of it is to be financed by a third-party loan, this Contract is conditioned on Buyer obtaining a written commitment within _____ days after Effective Date for (CHECK ONLY
       ONE): |_| a fixed; |_| an adjustable; or |_| a fixed or adjustable rate loan in the principal amount of $___________________, at an initial interest rate not to exceed ________%, discount and origination fees not to exceed ______% of principal amount, and for a term of ________ years. Buyers will make application within _____ days after Effective Date and use reasonalbe diligence to obtain a loan commitment and, thereafter, to satisfy terms and conditions of the commitment and close the loan. Buyer shall pay all loan expenses. If Buyer fails to obtain a commitment or fails to waive Buye'rs rights under this subparagraph within the time for obaining a commitment or, after diligent effort, fails to meet the terms and conditions of the commitment, then either party thereafter, by written notice to the other, may cancel this Contract and Buyer shall be refunded the deposit(s); or (b) The existing mortgage described in Paragraph II(c), above, has (CHECK ONLY ONE): |_| a variable interest rate; or |_| a fixed interest rate of _____% per annum. At time of title transfer, some fixed interest rates are subject to increase; if increased, the rate shall not exceed ______% per annum. Seller shall, within _____ days after Effective Date, furnish a statement from each mortgagee stating the principal balance, method of payment, interest rate and status of mortgage. If Buyer has agreed to assume a mortgage which requires approval of Buyer by mortgagee for assumption, then Buyer shall promptly obtain the necessary application and diligently complete and return it to the mortgagee. Any mortgagee charge(s) not to exceed $___________________ shall be paid by Buyer. If Buyer is not accepted by mortgagee or the requirements for assumption are not in accordance with the terms of this Contract or mortgagee makes a charge in excess of the stated amount, Seller or Buyer may rescind this Contract by written notice to the other party unless either elects to pay the increase in interest rate or excess mortgage charges.

V. TITLE EVIDENCE: At least 5 days before closing date, but not earlier than N/A days after Seller receives written notification that Buyer has obtained the loan commitment or has been approved for the loan assumption as provided in Paragarphs IV(a) or (b), above, or, if applicable, waived the financing requirements, (CHECK ONLY ONE): |_| abstract of titlle or |X| title insurance commitment (with legible copies of instruments listed as exceptions attached thereto) and, after closing, an owner's policy of title insurance.

VI. CLOSING DATE: This transaction shall be closed and the deed and other closing papers delivered on 4-1-98 , unless modified by other provisions of this Contract.

VII. RESTRICTIONS; EASEMENTS; LIMITATIONS: Buyer shall take title subject to: comprehensive land use plans, zoning, restrictions, prohibitions and other requiements imposed by governmental authority; restrictions and matters appearing on the plat or otherwise common to the subdivision; public utility easements of record (easements are to be located contiguous to Real Property lines and not more than 10 feet in width as to the rear or front lines and 7 1/2 feet in width as to the side lines, unless otherwise stated herein); taxes for year of closing and subsequent years; assumed mortgages and purchase money mortgages, if any (if additional items, see addendum); provided, that there exists at closing no violation of the foregoing and none prevent use of the Property for a bank purpose(s).

VII. OCCUPANCY: Seller warrants that there are no parties in occupancy other than Seller; but if Property is intended to be rented or occupied beyond closing, the fact and terms thereof and the tenant(s) or occupants shall be disclosed pursuant to Standard F. Seller shall deliver occupancy of Property to Buyer at time of closing unless otherwise stated herein. If occupancy is to be delivered before closing, Buyer assumes all risks of loss to Property from date of occupancy, shall be responsible and liable for maintenance from that date, and shall be deemed to have accepted Property in its existing condition as of time of taking occupancy unless otherwise stated herein.

IX.   TYPEWRITTEN   OR  HANDWRITTEN   PROVISIONS:   Typewritten  or  handwritten
provisions, riders and addenda shall control all printed provisions of this Contract in conflict with them.

X. RIDERS: (CHECK those riders which are applicable AND are attached to this Contract):

       (a) |_| COASTAL CONSTRUCTION CONTROL LINE
       (b) |_| CONDOMINIUM
       (c) |_| FOREIGN INVESTMENT IN REAL PROPERTY TAX ACT
       (d) |_| VA/FHA
       (e) |_| INSULATION
       (f) |_| "AS IS"
       (g) |_| HOMEOWNERS' ASSOCIATION DISCLOSURE
       (h) |_| RESIDENTIAL LEAD-BASED HAZARD DISCLOSURE
       (i) |_| ________________________________________________

XI. ASSIGNABILITY: (CHECK ONLY ONE): Buyer |_| may assign and thereby be released from any further liability under this Contract; |X| may assign but not be released from liability under this Contract; or |_| may not assign this Contract.

XIII.  DISCLOSURES:
       (a) Randon is a naturally occurring radioactive gas that when accumulated in a building in sufficient quantities may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in bujildings in Florida. Additional infomraiton regarding Radon or Radon testing may be obtained from your County Public Health unit. (b) Buyer may have determined the eneery efficiency rating of the residential building, if any is located on the Real Property. (c) If the Real Property includes pre-1978 residential housing then Paragarph X (h) is mandatory.

XIII. MAXIMUM REPAIR COSTS: Seller shall not be responsible for payments in excess of:

       (a) $ N/A for treatment and repair under Standard D (if blank, then 2% of the Purchase Price).


       (b) $ N/A for repair and replacement under Standard N (if blank, then 3% of the Purchase Price).


XIV. SPECIAL CLAUSES; ADDENDA: If additional terms are to be provided, attach addendum and CHECK HERE |X|.

   THIS IS INTENDED TO BE A LEGALLY BINDING CONTRACT. IF NOT FULLY UNDERSTOOD,
                SEEK THE ADVICE OF AN ATTORNEY PRIOR TO SIGNING.
     THIS FORM HAS BEEN APRPOVED BY THE FLORIDA ASSOCIATION OF REALTORS AND
                                THE FLORIDA BAR.

       Approval does not constitute an opinion that any of the terms and conditions in this Contract should be accepted by the parties in a particular transaction. Terms and conditiosn should be
         negotiated based upon the respecitve interests, objectives and bargaining positions of all interested persons.

    COPYRIGHT 1995 BY THE FLORIDA BAR AND THE FLORIDA ASSOCIATION OF REALTORS


/s/ Robert W. Woodard  10/20/97      /s/ Glenn Owens  10/20/97
---------------------  --------      ---------------  --------
(Buyer)                 (Date)       (Seller)         (Date)

Social Security or Tax I.D.# __________  Social Security or Tax I.D.# __________

---------------------  --------      ---------------  --------
(Buyer)                 (Date)       (Seller)         (Date)

Social Security or Tax I.D.# __________  Social Security or Tax I.D.# __________

Depsoit under Paragarph II (a) received; IF OTHER THAN CASH, THEN SUBJECT TO CLEARANCE. ______________________ (Escrow Agent) BROKER'S FEE: The broker named below, including listing and cooperating brokers, are the only brokers entitled to compensation in connection with this Contract:

Name:    ________________________             __________________________________
         Listing Broker                       Cooperating Brokers, if any

FAR/BAR-4A Revised 12/95

RIDERS CAN BE OBTAINED FROM THE FLORIDA ASSOCIATION OF REALTORS(R)OR THE FLORIDA BAR

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6                              ADDENDUM TO CONTRACT

         1. Buyers obligation to close shall be contingent upon Buyer obtaining approval from the State of Florida, Department of Banking and Finance, and from the Federal Deposit Insurance Corporation for a bank charter, and upon approval by the Florida Department of Transportation for driveways accessing the property off South lst Street in locations consistent with Buyer's building plans prior to closing. If Buyer is unable to obtain such approvals by April 1, 1998, Buyer may terminate this contract and be released from further obligations hereunder but the deposit shall not be refunded to Buyer.

         2. Environmental Matters: To the best knowledge and belief of Seller, no hazardous or regulated substances, including, but not limited to: toxic substances or pollutants; all as defined under state or federal law, have been generated, used, stored, treated or disposed of, on or below the surface of the property. There are no environmental enforcement actions pending or threatened against Seller by any governmental agency, state, local or federal, with reference to either air, water, ground or hazardous waste pollution with respect to the property. Buyer shall have the right to enter the property from and after the effective date hereof to conduct such tests as Buyer may deem appropriate to satisfy Buyer that the representations of Seller contained in this paragraph are true and correct.

         Buyer may cause to be made such environmental site assessments as Buyer may,,; deem appropriate, provided that Buyer shall be responsible for and hold Seller harmless from any and all liability arising from Buyer's entry upon the property, including any damages caused to any persons or property resulting from such tests of assessments, provided further that Buyer shall be solely responsible for the payment of all costs and expenses thereof. In the event such tests show that there are any violations of any state, local or federal laws or regulations relating to hazardous or regulated substances, Buyer shall promptly notify Seller and furnish Seller a copy of all written reports submitted to Buyer with respect thereto. Seller shall then have a period of thirty (30) days after receipt of said reports to determine whether it is economically feasible for Seller to correct such violations. Seller shall notify Buyer within such thirty (30) day period of Seller's decision with respect to the curing of such violations, and if Seller notifies Buyer that it is not economically feasible for Seller to do so, Seller shall promptly return the deposit made herewith to Buyer and this contract shall be null, void and of no further force and effect. If Seller proceeds to cure such violations, Seller shall proceed with due diligence to do so and the date for closing shall be extended accordingly.


                                        /s/ Glenn Owens, President
                                        ----------------------------------------
                                             INTERSTATE SUPPLY, INC.
                                       ----------------------------------------

                                                "Seller"


                                        /s/ Robert W. Woodard, President
                                       ----------------------------------------
                                             PSB BANCGROUP, INC.
                                       ----------------------------------------

                                                 "Buyer"


FAR/BAR-4A Revised 12/95

RIDERS CAN BE OBTAINED FROM THE FLORIDA ASSOCIATION OF REALTORS(R)OR THE FLORIDA BAR